UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 27, 2012

CORNERSTONE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Tennessee	000-30497	62-1173944
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

835 Georgia Avenue, Chattanooga, Tennessee	37402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(423) 385-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

On August 17, 2012, the Federal Deposit Insurance Corporation (“FDIC”) issued written confirmation to Cornerstone Community Bank’s (“Bank”) Board of Directors that the Consent Order entered into by the Bank with the FDIC on April 2, 2010, had been terminated. Also on August 17, 2012, the Tennessee Department of Financial Institutions issued written confirmation to the Bank’s Board of Directors that the Written Agreement executed with the Bank on April 5, 2010, had been terminated.

Item 5.02	Departure of Certain Officers

Effective August 15, 2012, Senior Vice President and Chief Risk Officer Anthony Ray tendered his resignation from Cornerstone Community Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE BANCSHARES, INC.

(Registrant)

Date: August 27, 2012
	By:	/s/ Nathaniel F. Hughes
Nathaniel F. Hughes,
President and Chief Executive Officer